RAINIER FUNDS

	Original	Institutional	Class A
Rainier Large Cap Equity Fund	RIMEX	RAIEX
Rainier Mid Cap Equity Fund	RIMMX	RAIMX
Rainier Small/Mid Cap Equity Fund	RIMSX	RAISX
Rainier Balanced Fund	RIMBX	RAIBX
Rainier Intermediate Fixed Income Fund	RIMFX
Rainier High Yield Fund	RIMYX	RAIHX
Rainier International Discovery Fund		RAIIX	RISAX

Statement of Additional Information

Dated July 31, 2014

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated July 31, 2014, for the above-referenced Funds (the “Funds”). Rainier Investment Management, LLC, a Delaware limited liability company (“Rainier”), is the investment adviser to each series (each, a “Fund”) of Rainier Investment Management Mutual Funds (the “Trust”). This SAI is incorporated by reference in its entirety into the Prospectus. The report on the audited financial statements of the Trust for the year ended March 31, 2014 is also incorporated by reference in its entirety into this SAI. A copy of the Prospectus may be obtained from Rainier at 601 Union St., Ste. 2801, Seattle, WA 98101 by calling 1-800-248-6314 or from Rainier’s website at www.rainierfunds.com.

THE TRUST

The Trust is an open-end, management investment company organized as a Delaware statutory trust on December 15, 1993. The Trust consists of eight separate Funds, each of which has it own objective, assets, liabilities and net assets. Rainier serves as the investment adviser to the Trust and the Funds. This SAI applies to seven of the eight Funds.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Funds’ investment objectives and policies as set forth in their Prospectus. The Funds’ investment objectives are fundamental and therefore cannot be changed without shareholder approval. There can be no guarantee that the objective of any Fund will be attained.

A Fund may invest in the following types of investments to the extent consistent with its investment objective and strategies. Each type of investment is subject to certain risks, as discussed below.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. The value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Initial Public Offerings. Securities issued in initial public offerings (“IPOs”) are often issued by unseasoned companies that have the risks of smaller capitalization companies. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Fund may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one investor may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

Warrants to Purchase Securities

Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund normally will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The majority of these transactions run from day to day and not more than seven days from the original purchase. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by Rainier to present minimum credit risks. Rainier will review and monitor the creditworthiness of such institutions under the

Board of Trustees’ general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and it could suffer a loss.

When-Issued Securities

The Funds may purchase securities on a “when-issued” or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Funds generally intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds will earmark or segregate with the custodian liquid assets equal in value to commitments for when-issued securities.

Illiquid Securities; Rule 144A Securities

Each Fund has the right to invest in such securities, but not to the extent of more than 15% of its net assets, measured at the time of purchase. Illiquid securities are defined for this purpose by the Securities and Exchange Commission as those which cannot be disposed of within seven days at approximately the same amount at which they are valued.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission or otherwise, it may be determined that such securities are liquid notwithstanding their legal or contractual restrictions on resale.

U.S. Government Obligations

U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association (“FNMA”) and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan

Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations in value based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Mortgage-Related Securities

Mortgage-related securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Conversely, when interest rates increase, homeowners may elect not to prepay their mortgages at the anticipated rates, resulting in greater exposure on the part of a Fund holding mortgage-related securities to the effects of interest rate increases on the value of the securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or by agencies and instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid periodically. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes generally receive principal only after the first class has been retired.

Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

Asset-Backed Securities

Each Fund may invest in asset-backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed receivables may be issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity and, hence, the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. It is possible that the securities could become illiquid or experience losses.

Securities Lending

The Funds may lend securities. The Funds may lend their securities in an amount not to exceed 30% of their assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable requirements. Under the present requirements, the loan collateral generally must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

Foreign Securities

There are special risks in investing in any foreign securities, including U.S. dollar denominated securities of foreign issuers, American Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and securities of foreign issuers listed and traded on a domestic or foreign securities exchange, as well as investments in U.S. companies with significant exposure to foreign markets. These risks include, but are not limited to, the following.

Political and Economic Factors. Foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics or social structure of certain foreign countries may not be as stable as those of the United States, and the governments of foreign countries may pursue diplomatic policies that are not consistent with the increase in value of the Funds’ holdings in foreign securities.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, the imposition of exchange controls, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency and may impact the value of U.S. dollar denominated securities related to that country. Such changes may also affect a Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. A Fund may purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and may be less liquid than comparable U.S. securities markets. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Such differences and potential delays may expose a Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Governmental, Legal, Accounting and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. Foreign auditing requirements may not be comparable to those in the United States. There is also a risk that foreign governments may seek to nationalize or expropriate assets in a manner that causes losses to the Funds.

Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies located or doing business within those countries, generally involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher price than the current market, or to sell securities at much lower prices than the current market.

Taxes. The interest or dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

Forward Foreign Currency Exchange Contracts

The International Discovery Fund may enter into forward foreign currency exchange contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•	Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

The International Discovery Fund also may enter into hedging strategies with currency forwards. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The International Discovery Fund also may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Corporate Debt Obligations

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. The Funds may also invest in corporate fixed income securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside of the United States by foreign or U.S. issuers (Eurobonds).

High Yield Securities

Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Rainier does not rely solely on credit ratings when selecting securities for a Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if Rainier deems it in the best interest of shareholders.

Loan Participations

The High Yield Fund may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Rainier believes to be a fair price. Certain types of loans, such as bridge loans (especially those in which the High Yield Fund may invest) may provide certain types of equity features such as warrants and conversion rights. Those instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, a potentially significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. There may not be a recognizable, liquid market for loan participations.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loan participations are considered to be debt obligations for purposes of any investment restrictions relating to the lending of funds or assets by the Fund. Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Collateralized Debt Obligations

The High Yield Fund, Balanced Fund and Intermediate Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CDO may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which is designed to bear the bulk of defaults from the bonds or loans in the trust and is intended to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust will typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of he collateral may decline in value or default; (iii) a Fund may invest in CDOs that subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress may adopt proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Industrial Development Bonds

The High Yield Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

Derivative Instruments

A Fund may make use of various derivative instruments such as options, futures and structured notes. Unless otherwise disclosed, a Fund generally will not use derivatives in an amount exceeding 5% of its assets. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Funds also may use those instruments.

Futures. A Fund may purchase and sell futures contracts with respect to interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments, including: the S&P 500; the S&P 100; the S&P Midcap 400; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Funds expect to use futures contracts in accordance with the applicable rules of the Commodity Futures Trading Commission under which the Trust and the Funds may avoid being deemed a “commodity pool” and the Investment Adviser thus may avoid being deemed a “commodity pool operator.” Therefore, neither the Investment Adviser nor the Funds will register or be regulated under the Commodity Exchange Act of 1974 and related rules and regulations.

A Fund might use futures contracts to hedge against anticipated changes in interest rates or securities prices that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. A Fund might also buy futures contracts on securities indexes with respect to a large cash investment in the Fund pending full investment of that cash in securities.

The Funds will enter into only those futures contracts that are standardized and quoted on an automated quotation system or traded on a U.S. exchange, board of trade or similar entity.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of assets with the futures broker or a custodian (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Each day the Fund deposits or receives cash, called “variation margin,” based on the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by Rainier in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and that Fund would remain obligated to meet margin requirements until the position is closed.

Options. The Rainier High Yield Fund and Rainier International Discovery Fund may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

The Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the Funds may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities.

Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options. The Funds may purchase call options. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less than the premium paid by the Fund. The Funds may purchase call options on securities that they intend to buy in order to limit the risk of a substantial change in the market price of the security. The Funds may also purchase call options on securities held in their portfolios and on which they have written call options.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options. The Funds may write call options. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, the Funds will only write “covered call options.” A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

The Fund may write a call option that is not “covered” according to the description provided above; however, the Fund will designate sufficient liquid assets to cover its obligation in accordance with applicable SEC positions.

As the writer of a call option, in return for the premium, a Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. A Fund may have no control over when the underlying securities must be sold because the Fund may receive an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.” A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Funds may both purchase and write put options.

Purchasing Put Options. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on its portfolio securities for defensive purposes (“protective puts”). The Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio. The Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis. For a put option to be considered covered, a Fund must either (1) designate suitable liquid assets to cover its obligation in accordance with SEC positions; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. A Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

The Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when Rainier wants to buy the underlying security for the Fund at a price lower than the current market price of the security. To effect this strategy, a Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since a Fund may also receive interest on liquid holdings maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Swaps. The Rainier High Yield Fund and Rainier International Discovery Fund may enter into swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one reference asset for the return generated by another reference asset. The payment streams are calculated by reference to a specified reference asset and agreed upon notional amount. The term “specified reference asset” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps into which a Fund may enter would generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps other than credit default swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A Fund may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the Fund designating cash or liquid securities in an amount sufficient to satisfy the liability. A Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by Rainier in accordance with guidelines established by the Board. These guidelines may provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If Rainier is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

A Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund will designate assets in the form of cash, cash equivalents and other liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Other Registered Investment Companies

A Fund may invest in the securities of other registered investment companies, including exchange-traded funds (“ETFs”), money market funds and other mutual funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to such investments being consistent with the overall objective and policies of the Fund.

Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules promulgated thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

An ETF is similar to a traditional mutual fund, except that it trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF, only in large blocks (typically, 50,000 shares or more) through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from/to the ETF.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions.

In addition to buying certificates of deposit and bankers’ acceptances, a Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes typically will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by Rainier to be of comparable quality. These rating symbols are described in the Appendix.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Funds, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of that Fund, which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a matter of fundamental policy, the Funds are diversified (i.e., as to 75% of the value of a Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities, securities of other investment companies, and cash and cash items)).

In addition, no Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Make short sales of securities or maintain a short position, except for short sales against the box;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options, except that the Funds reserve the right to write put or call options for hedging or other purposes as may subsequently be described in their Prospectus and permitted under applicable federal and state laws and regulations;

5.	Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Funds reserve the right to invest all of their assets in shares of another investment company);

7.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Funds may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in their Prospectus or in this SAI and as permitted under applicable federal and state laws and regulations;

9.	Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements and except for securities loans to the extent described in this SAI);

10.	Make investments for the purpose of exercising control or management; or

11.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Funds observe the following restrictions as a matter of operating but not fundamental policy, pursuant to applicable positions taken by federal regulatory authorities:

No Fund may:

1.	Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that each Fund reserves the right to invest all of its assets in a class of voting securities of an investment company;

2.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

3.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.	Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name as specified in the prospectus, without first providing the Fund’s shareholders with at least 60 days’ prior notice.

PORTFOLIO HOLDINGS

Rainier provides advisory services to the series of the Funds. As a result, employees of Rainier may have access to the portfolio holdings of the Funds. The Trust and Rainier have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act designed to prohibit fraudulent or deceitful conduct. In addition, the Funds and Rainier adhere to the following policy, which is intended to supplement such codes of ethics. The policy is designed to help ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interests of Fund shareholders. It is the Funds’ policy not to distribute information about the Funds’ portfolio holdings to any person prior to 60 days after the previous quarter end unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed an agreement with the Trust;

•	The disclosure is made to internal parties involved in the operations of the Funds, such as the investment process, administration, pricing, or custody of the Funds, including but not limited to Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank N.A., legal counsel retained by the Funds or Rainier, the Funds’ auditors, and the Trust’s Board of Trustees (which may be delayed for at least 15 days for the non-interested Trustees as provided in the Trust’s Code of Ethics);

•	The disclosure is (a) in connection with a quarterly, semiannual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on Rainier’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of Rainier, the Chief Compliance Officer of the Trust, or the President of the Trust.

Portfolio holdings information may be disclosed without a time lag (i.e., current holdings) under the circumstances listed above; however, information on Rainier’s public website or in public records, such as shareholders reports, will generally be subject to a time lag. Portfolio characteristics and summary information will be available on the Adviser’s public website on or about the 10 days after each month end.

Any suspected breach of the Trust’s portfolio holdings disclosure policy is required to be reported immediately to the Chief Compliance Officer of Rainier and the Chief Compliance Officer of the Trust. Such breaches are also to be reported to the Board of Trustees.

The Trust has ongoing arrangements to make available information about the Funds’ portfolio securities prior to public disclosure. At this time, those arrangements include providing current holdings, on a daily basis, to the following entities for the purposes of providing oversight or services to the Funds: Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank N.A., Bank of New York Mellon, Institutional Shareholder Services, Inc., FactSet, and to the Board of Trustees on a periodic basis. The Trust and Rainier do not receive compensation in connection with the disclosure of information about the securities held in the Funds.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with Rainier, the Administrator, the Custodian and the Transfer Agent. The day-to-day operations of the Trust and the Funds are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees

James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	Private investor and consultant, from 2014 to present. President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to 2014.	Eight	None

Joan L. Enticknap 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1950	Trustee	Since November 2012	Chief of Staff, 2013 to present; Strategic Initiatives Manager, 2010 to 2013. Board Member, President and Chief Operating Officer, 2001 to 2010; all with HomeStreet Bank (banking).	Eight	None

Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee, Chairman of the Board	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present. Professor of Accounting; University of Washington from 1971 to 2008.	Eight	None

Interested Trustee and Officer(2)

Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Trustee, CEO and President Chief Financial Officer	Since February 2011 Since September 2010	Chief Operating Officer of Rainier from 2008 to present. Managing Director, Russell Investment Group from 1995 to 2008.	Eight	None

*	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(1)	The term “Fund Complex” includes any funds, series of funds, or trusts that share the same investment adviser or that hold themselves out to investors as related companies. The Fund Complex consists of eight separate series of the Trust, seven of which are included herein.
(2)	Ms. Zakaluk is an “interested person” of the Trust, as defined in the 1940 Act, because of her employment with Rainier.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Officers

James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Senior Equity Portfolio Manager of Rainier since 1991. Chief Investment Officer of Rainier from 1991 to June 2013.	N/A	N/A

Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of Rainier since 1996. Chief Investment Officer of Rainier since June 2013.	N/A	N/A

Elisa Enns 601 Union St., Ste 2801 Seattle, WA 98101 Born 1965	Treasurer	Since May 2013	Director of Fund Finance and Financial Planning, Rainier, since May 2011. Financial Planning Analyst, Rainier, from May 2010 to May 2011. Strategic Operations Manager, Russell Investment Group, from May 2007 to May 2010.	N/A	N/A

Lisa M. Thenell 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since January 2008	Chief Compliance Officer of Rainier from 2008 to present. Compliance Supervisor of Rainier from 2003 to 2008.	N/A	N/A

Christopher E. Kashmerick 2020 East Financial Way, Suite 100 Glendora, CA 91741 Born 1974	Secretary	Since November 2011	Vice President, U.S. Bancorp Fund Services, LLC, from June 2011 to present; formerly, Vice President of Fund Accounting, Financial and Tax Reporting, Huntington Asset Services, Inc. from April 2008 to June 2011.	N/A	N/A

*	Trustees and officers of the Funds serve until their resignation, removal or retirement.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees (“Board”) provides oversight of the management and operations of the Trust. Like virtually all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, the portfolio managers, the distributor, administrator, custodian, and transfer agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and Portfolio Managers report on the performance of the Trust’s Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board

Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with management in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating Committee and a Fair Value Committee, which are discussed in greater detail under “Committees” below. Currently, 75% of the members of the Board are Independent Trustees, which are Trustees who are not affiliated with Rainier or its affiliates, and the Audit, Nominating and Fair Value Committees are comprised entirely of Independent Trustees. The Board has appointed Gary Sundem to serve as the Chairman of the Board, in which capacity he provides leadership and communication between the Board and Rainier. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. The Board has also determined that the active involvement of all the Independent Trustees in Board matters and the function and composition of the Audit Committee are appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example. investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board reviews compliance reports from the Chief Compliance Officer as well as the Trust’s Administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Trust. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of Rainier as necessary to review other types of risks, such as business continuity risk or investment risk. The Audit Committee also meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. Not all risks that may affect the Trust or a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, Rainier, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, a number of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, and manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. In addition, the summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Ms. Zakaluk’s Trustee attributes include her position as the Chief Operating Officer and an owner of Rainier. She also serves as President and Chief Financial Officer of the Trust. Ms. Zakaluk has an intimate knowledge of Rainier’s products, operations, personnel and financial resources. Her position of influence and responsibility with Rainier, in addition to her knowledge of the firm has been determined to be valuable by the Board in its oversight of the Trust. Ms. Zakaluk also has many years of experience in the investment advisory business both with Rainier and with a large advisory organization before joining Rainier, including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Ms. Enticknap’s Trustee attributes include her many years of banking industry, financial and other business experience in executive and management positions.

Mr. Sundem’s Trustee attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Committees

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Fair Value Committee. The Audit Committee, the Nominating Committee and the Fair Value Committee are comprised of each of the Independent Trustees. James E. Diamond Jr. serves as Chair of the Audit Committee and Joan L. Enticknap serves as the Chair of the Fair Value Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee normally will not consider nominees from shareholders and, therefore, has not as of this date adopted a policy for consideration of those nominees. The Fair Value Committee is responsible for monitoring and reviewing the pricing methodologies utilized by Rainier to whom they have delegated daily pricing and fair valuation decisions. The Audit Committee met twice during the last fiscal year. The Nominating Committee did not meet during the last fiscal year. The Fair Value Committee met four times during the last fiscal year.

Fund Shares Owned by Trustees as of December 31, 2013

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Trustees	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund	Aggregate Dollar Range of Ownership as of December 31, 2012 in all Funds overseen by Trustee in the Fund Complex.
James E. Diamond, Jr.	E.	E.	E.	A.	A.	A.	A.	E.
Joan L. Enticknap	A.	A.	A.	A.	A.	A.	A.	A.
Gary L. Sundem	E.	A.	E.	A.	D.	A.	A.	E.
Melodie B. Zakaluk	C.	A.	C.	A.	E.	C.	D.	E.

Trustee Compensation

The officers of the Trust and Trustee who is considered an “interested person” of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of Rainier may receive remuneration indirectly because Rainier receives a management fee from the Funds. Each Trustee who is not affiliated with Rainier currently receives an annual retainer of $54,000 plus $5,000 per meeting. In addition, the Chairman of the Board receives an additional annual retainer of $5,000 and the Chairs of each of the Audit Committee and Fair Value Committee receives an additional annual retainer of $3,000. Such Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation paid by each Fund of the Trust to each of the Trustees during the fiscal year ended March 31, 2014 is set forth below:

Aggregate Compensation Paid from the Funds

Name of Trustee	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund	Total Compensation from Trust Complex(1)(2)
Non-Interested Trustees
James E. Diamond, Jr.	$12,677	$18,523	$41,668	$603	$2,192	$877	$460	$82,000
Gary L. Sundem	$13,006	$19,004	$42,750	$618	$2,250	$900	$472	$84,000
Joan L. Enticknap	$12,677	$18,523	$41,668	$603	$2,192	$877	$460	$82,000
Interested Trustee
Melodie B. Zakaluk	None	None	None	None	None	None	None	None
(1)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s eight Funds that were effective during the fiscal year ended March 31, 2014.

The Funds do not maintain pension or retirement plans for Trustees. Independent Trustees are eligible to participate in a deferred compensation program.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized for the year ended March 31, 2014, was $146,323.

Principal Shareholders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any share class of the Funds. A control person typically is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder that controls a Fund may be able to strongly influence or dictate the outcome of a shareholder vote or otherwise influence the operation of the Fund. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of a share class of a Fund of record are set forth below:

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
Large Cap Equity Fund – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	30.01%*	Record
	Taynik & Co. c/o State Street Bank & Trust Co. 1200 Crown Colony Drive, 3rd Floor Quincy, MA 02169-0938	18.78%	Record
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	17.17%	Record
	Wells Fargo Bank NA California Water Service Co. P.O. Box 1533 Minneapolis, MN 55480-1533	15.08%	Record
	AssetMark Trust Company 3200 N. Central Avenue, Suite 700 Phoenix, AZ 85012-2468	5.49%	Record
Large Cap Equity Fund – Institutional Shares	Edward D. Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	57.75%*	Record
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	19.30%	Record

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	6.38%	Record
Mid Cap Equity Fund – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	56.63%*	Record
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	11.31%	Record
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	10.01%	Record
Mid Cap Equity Fund – Institutional Shares	Wells Fargo Advisers 2801 Market Street Saint Louis, MO 63103-2523	34.38%*	Record
	Edward D. Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	28.22%*	Record
	LPL Financial Corp. FBO Customers 9785 Town Centre Drive San Diego, CA 92121-1968	18.02%	Record
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	8.72%	Record
Small/Mid Cap Equity Fund – Original Shares	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	39.09%*	Record

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customer 211 Main Street San Francisco, CA 94104-1905	28.94%*	Record
	Wells Fargo Bank FBO New Jersey Transit Plans c/o Fascore, LLC 8515 E. Orchard Rd. #2T2 Greenwood Village, CO 80111-5002	13.02%	Record
Small/Mid Cap Equity Fund –Institutional Shares	Edward D. Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	32.52%*	Record
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	31.47%*	Record
	Mercer Trust Company Cust. FBO Nordstrom 401K Plan and Profit Sharing 1 Investors Way Norwood, MA 02062-1599	15.13%	Record
	Mercer Trust Company TTE FBO Savannah River Nuclear Solutions, LLC Defined Contribution Plan Attn. DC Plan Admin: MS N-1-G 1 Investor Way Norwood, MA 02062-1599	5.97%	Record
Balanced Fund – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	56.45%*	Record
	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	6.51%	Record

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	U.S. Bank N.A. Custody c/o Rainier Investment Management, LLC 601 Union Street, Suite 2801 Seattle, WA 98101-4053	5.41%	Record
Balanced Fund – Institutional Shares	University Prep Endowment Fund 8000 25th Avenue NE Seattle, WA 98115-4627	33.46%*	Record
	Board of Trustees TR Allied Metal Crafts Pension Trust P.O. Box 34203 Seattle, WA 98124-1203	28.44%*	Record
	University Prep Replacement Reserves 8000 25th Avenue NE Seattle, WA 98115-4627	16.33%	Record
Intermediate Fixed Income Fund –Original Shares	Northern California Bakery Drivers Security Fund XRA221 Main Street, Ste 250 San Francisco, CA 94105	17.94%	Record
	Northwest Sheet Metal Workers Health Care Trust P.O. Box 5433 Spokane, WA 99205-0433	16.67%	Record
	SEI Private Trust Company c/o Washington Trust Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	14.68%	Record
	Michael S. Hendrickson TR Northwest Roofers & Employers Health & Security Trust Fund P.O. Box 34203 Seattle, WA 98124-1203	8.04%	Record
	Machinist Health & Welfare Trust Welfare & Pension Admin P.O. Box 34203 Seattle, WA 98124-1203	7.66%	Record

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	Portland School District #1 Health & Welfare Trust 7600 SW Mohawk Street Tualatin, OR 97062-8121	6.37%	Record
	Inland Empire Teamsters Trust P.O. Box 5433 Spokane, WA 99205-0433	5.21%	Record
	Southern California Bakery & Confectionary Union & Industry Welfare Fund 221 Main Street, Suite 250 San Francisco, CA 94105-1956	5.07%	Record
High Yield Fund – Original Shares	Courtney E. Steinborn 2012 Gift Trust c/o Rainier Investment Management, LLC 601 Union Street, Suite 2801 Seattle, WA 98101-4053	38.71%*	Beneficial
	Codi L. Steinborn 2012 Gift Trust c/o Rainier Investment Management, LLC 601 Union Street, Suite 2801 Seattle, WA 98101-4053	38.71%*	Beneficial
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	14.87%	Record
	National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	5.49%	Record
High Yield Fund – Institutional Shares	National Financial Services LLC For the Exclusive Benefit of Customers 499 Washington Blvd, Floor 5 Jersey City, NJ 07310-2010	23.90%	Record
	James Margard & Elizabeth Margard, JTWROS 601 Union Street, Suite 2801 Seattle, WA 98101-4053	20.48%	Beneficial

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	IAMAW District 15 Health Fund 140 Sylvan Avenue, Suite 303 Englewood Cliffs, NJ 07632-2560	12.41%	Record
	Northwest Laborers Employers Health & Security Trust 201 Queen Anne Avenue North, Suite 100 Seattle, WA 98109-4824	11.53%	Record
	Rainier Investment Management, LLC 601 Union Street, Suite 2801 Seattle, WA 98101-4053	6.75%	Record
	Mark H. Dawson & Christina Dawson Community Property 601 Union Street, Suite 2801 Seattle, WA 98101-4053	5.92%	Beneficial
International Discovery Fund – Institutional Shares	National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	20.65%	Record
	Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	18.52%	Record
	James R. Margard & Elizabeth Margard JTWROS 601 Union Street, Suite 2801 Seattle, WA 98101-4053	16.49%	Beneficial
	Rainier Investment Management, LLC 601 Union Street, Suite 2801 Seattle, WA 98101-4053	12.31%	Record
	UMBSC & Co. FBO Omnibus Investment Management Cash P.O. Box 419260 Kansas City, MO 64141-6260	6.02%	Record

Fund/Class	Shareholder Name & Address	% held as of June 30, 2014	Ownership Designation
	Mark H. Dawson & Christina Dawson 601 Union Street, Suite 2801 Seattle, WA 98101-4053	5.93%	Beneficial
International Discovery Fund – Class A Shares	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	26.80%*	Record
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94104-1905	23.37%	Record
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	22.74%	Record
	UBS Financial Services, Inc. 500 Delaware Avenue, Suite 900 Wilmington, CE 19801-7409	9.49%	Record

*	Control person of the Fund.

As of June 30, 2014, the current Trustees and officers of the Trust, as a group, held of record and beneficially less than 1% of the outstanding shares of the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund and Intermediate Fixed Income Fund. The Trustees and officers as a group owned 26.10% of the High Yield Fund and 21.63% of International Discovery Fund as of June 30, 2014.

The Investment Adviser

Subject to the supervision of the Board of Trustees, investment management and services are provided to the Funds by Rainier, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Rainier is owned by certain of its employees through a limited partnership. Under the Advisory Agreement, Rainier provides a continuous investment program for the Funds and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to Rainier, the Funds and the Trust are responsible for their operating expenses, including: (1) interest and taxes; (2) brokerage commissions; (3) insurance premiums; (4) compensation and expenses of Trustees other than those affiliated with Rainier or the Administrator; (5) legal and audit expenses; (6) fees and expenses of the Administrator, custodian, shareholder service and transfer agents; (7) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (8) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (9) other expenses incidental to holding any shareholder meetings; (10) dues or assessments of or contributions to the Investment Company Institute or any successor; (11) such non-recurring expenses as may arise, including litigation affecting the Trust or the Funds and the legal obligations with respect to which the Trust or the Funds may have to indemnify their officers and Trustees; and (12) amortization of organization costs.

Under the Advisory Agreement, Rainier is not liable to the Funds for any error of judgment by Rainier or any loss sustained by the Trust or Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by Rainier in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in May 2014, the Board considered a number of facts in recommending renewal of the existing Agreement. The Funds’ Semi-Annual Report to Shareholders for the period ended September 30, 2014 will contain a detailed discussion of the Board’s considerations in connection with the renewal of that Agreement with respect to each Fund.

The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Funds at any time without penalty, on 60 days’ written notice to Rainier. The Advisory Agreement also may be terminated by Rainier on 60 days’ written notice to the Funds. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Advisory fees, waiver and expense (reimbursements)/recoupment for the last three fiscal years were as follows:

Fiscal year ended March 31, 2014:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Large Cap Equity Fund	$4,288,380	$(306,313)	$3,982,067
Mid Cap Equity Fund	$7,961,812	$(345,553)	$7,616,259
Small/Mid Cap Equity Fund	$16,874,823	$0	$16,874,823
Balanced Fund	$209,936	$(23,216)	$186,720
Intermediate Fixed Income Fund	$541,561	$(204,455)	$337,106
High Yield Fund	$244,790	$(42,602)	$202,188
International Discovery Fund	$260,710	$(94,417)	$166,293

Fiscal year ended March 31, 2013:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Large Cap Equity Fund	$5,537,749	$(81,469)	$5,456,280
Mid Cap Equity Fund	$7,485,197	$(47,600)	$7,437,597
Small/Mid Cap Equity Fund	$18,661,598	$0	$18,661,598
Balanced Fund	$249,849	$(22,099)	$227,750
Intermediate Fixed Income Fund	$539,915	$(202,299)	$337,616
High Yield Fund	$219,308	$(50,590)	$168,718
International Discovery Fund	$136,058	$(159,478)	$0

Fiscal year ended March 31, 2012:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Large Cap Equity Fund	$8,697,947	$0	$8,697,947
Mid Cap Equity Fund	$7,741,808	$0	$7,741,808
Small/Mid Cap Equity Fund	$23,265,401	$0	$23,265,401
Balanced Fund	$434,112	$0	$434,112
Intermediate Fixed Income Fund	$566,605	$(187,809)	$378,796
High Yield Fund	$126,754	$(18,151)	$108,603
International Discovery Fund	$903	$(782)	$121

The Administrator

The Trust has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds’ qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds’ daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator. The Administrator also serves as the Fund Accounting Agent and Transfer Agent. U.S. Bank N.A., an affiliate of the Administrator, serves as the Funds’ Custodian. For all of these services, each Fund will pay a monthly fee based on the greater of an annual minimum or the annual rate of 0.05% on the first $3 billion, 0.04% on the next $3 billion, 0.035% on the next $4 billion, 0.025% thereafter, subject to an annual minimum of $650,000 for all Funds.

The International Discovery Fund also pays global custody fees based on the assets and transactions in each country in which the Fund invests.

Each Fund paid the following administration fees to the Administrator and/or its affiliates for the three fiscal years ended March 31:

	2014		2013(1)		2012(1)
Large Cap Equity Fund	$169,576	(2)	$319,068	(3)	$500,849
Mid Cap Equity Fund	$446,699		$415,250		$398,449
Small/Mid Cap Equity Fund	$946,466		$1,030,917		$1,196,248
Balanced Fund	$24,909		$25,953		$27,321
Intermediate Fixed Income Fund	$51,651		$50,761		$49,628
High Yield Fund	$24,868		$20,140		$11,407
International Discovery Fund(4)	$72,055		$43,468		$342

(1)	Includes fees paid to U.S. Bancorp Fund Services, LLC for fund accounting, transfer agent, and fund administration and to U.S. Bank N.A. for custodian services.
(2)	This amount is net of a fee waiver of $122,525.
(3)	This amount is net of a fee waiver of $32,588.
(4)	The International Discovery Fund commenced operations on March 28, 2012.

The Distributor

Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. The Distribution Agreement between the Trust and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Funds (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto, upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is paid an annual fee of $2,000 per Fund, by Rainier and/or from the Rule 12b-1 fees under the Distribution Plan. In addition, the Distributor is entitled to receive an underwriter’s commission with respect to Class A Shares and will receive all initial sales charges for the purchase of Class A Shares of the Fund without a dealer of record. The Distributor may, at its discretion, offset the compensation owed to the Distributor for its services or pay for marketing expenses approved by the Fund or its delegate with the sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.

International Discovery Fund, Class A Shares Underwriting Commissions and Concessions

Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
$1,039	$1,039

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Original Shares and Class A Shares. The Plan provides that a Fund may pay a fee to Rainier, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of a Fund’s Original Shares and Class A Shares, as applicable. The distribution fee for the Intermediate Fixed Income Fund is currently limited to 0.10% of the Fund’s average annual net assets. The fee is paid to Rainier, as Distribution Coordinator, as reimbursement for or in anticipation of, expenses incurred for distribution related activities. Expenses permitted to be paid by each Fund under its Plan include: preparation, printing and mailing of prospectuses, and shareholder reports to prospective investors, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisers or other third parties for their assistance with respect to the distribution of the Funds’ shares; payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; Rainier’s internal distribution and shareholder servicing expenses; and such other expenses as may be approved from time to time by the Board of Trustees. A Fund may benefit from distribution expenditures to the extent that expenditures help attract assets to the Fund, permitting the Fund to be viable and possibly offer economies of scale.

Rainier, out of its own funds, also may pay these expenses and may compensate broker-dealers who have signed dealer agreements for the distribution of a Fund’s shares as well as other service providers who provide shareholder and administrative services.

The Original Shares and Class A Shares of the following Funds paid for the following types and amounts of expenses with available Rule 12b-1 fees for the fiscal year ended March 31, 2014:

	Advertising & Marketing	Travel & Entertainment	Wages & Benefits	Other*	Total 12b-1 fees
Large Cap Equity Fund	$333,911	$3,403	$58,754	$24,753	$420,821
Mid Cap Equity Fund	$317,497	$3,236	$55,866	$23,536	$400,135
Small/Mid Cap Equity Fund	$1,909,091	$19,455	$335,921	$141,520	$2,405,987
Balanced Fund	$14,565	$148	$2,563	$1,080	$18,356
Intermediate Fixed Income Fund	$85,943	$876	$15,122	$6,371	$108,312
High Yield Fund	$219	$2	$39	$16	$276
International Discovery Fund	$2,708	$28	$476	$201	$3,413

*	Other expenses include dues and subscriptions, license and registration fees, postage, telephone, equipment and payments made to entities that provide support services in connection with the distribution of Fund shares.

PORTFOLIO MANAGERS

Mark W. Broughton is a Senior Equity Portfolio Manager for Rainier and a portfolio manager for the Mid Cap Equity Fund and Small/Mid Cap Equity Fund. Mr. Broughton is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Mr. Broughton as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$162.5	0	$0
Other Pooled Investment Vehicles	1	$65.3	0	$0
Other Accounts	17	$868.3	0	$0

Stacie L. Cowell is a Senior Equity Portfolio Manager of Rainier and a portfolio manager for the Mid Cap Equity Fund and Small/Mid Cap Equity Fund. Ms. Cowell is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Ms. Cowell as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$162.5	0	$0
Other Pooled Investment Vehicles	1	$65.3	0	$0
Other Accounts	17	$868.3	0	$0

Mark H. Dawson is the Chief Investment Officer and a Senior Equity Portfolio Manager of Rainier, and serves as the portfolio strategy lead for the Large Cap Equity Fund and Balanced Fund. Mr. Dawson is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Mr. Dawson as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$1,596.6	0	$0
Other Pooled Investment Vehicles	5	$1,029.9	0	$0
Other Accounts	30	$1,485.6	0	$0

Andrea L. Durbin is a Senior Equity Portfolio Manager of Rainier and a portfolio manager for the Mid Cap Equity Fund and Small/Mid Cap Equity Fund. Ms. Durbin is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Ms. Durbin as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$162.5	0	$0
Other Pooled Investment Vehicles	1	$65.3	0	$0
Other Accounts	17	$868.3	0	$0

Michael Emery is a Senior Equity Portfolio Manager of Rainier and a portfolio manager for the Large Cap Equity Fund and Balanced Fund. Mr. Emery is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Mr. Emery as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$1,596.6	0	$0
Other Pooled Investment Vehicles	5	$1,029.9	0	$0
Other Accounts	30	$1,485.6	0	$0

James R. Margard is a Senior Equity Portfolio Manager of Rainier and the portfolio strategy lead for the Mid Cap Equity Fund and Small/Mid Cap Equity Fund. Mr. Margard is also a Principal and shareholder of Rainier. The following provides information regarding other accounts managed by Mr. Margard as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$162.5	0	$0
Other Pooled Investment Vehicles	1	$65.3	0	$0
Other Accounts	17	$868.3	0	$0

James H. Hentges is a Portfolio Manager of Rainier and a portfolio manager for the Intermediate Fixed Income Fund, Balanced Fund and High Yield Fund. Mr. Hentges is also a Principal of Rainier. The following provides information regarding other accounts managed by Mr. Hentges as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	15	$301.2	0	$0

Matthew R. Kennedy is the Director of Fixed Income Management of Rainier and a portfolio manager for the Intermediate Fixed Income Fund, Balanced Fund and High Yield Fund. Mr. Kennedy is also a Principal of Rainier. The following provides information regarding other accounts managed by Mr. Kennedy as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	15	$301.2	0	$0

Henrik Strabo is the Head of International Investments for Rainier and the portfolio manager for the International Discovery Fund. Mr. Strabo is also a Principal of Rainier. The following provides information regarding other accounts managed by Mr. Strabo as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$24.9	0	$0
Other Accounts	1	$14.9	0	0

As of March 31, 2014, the Portfolio Managers beneficially owned shares of the Funds as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	Small/Mid Cap Equity Fund	Mid Cap Equity Fund	Large Cap Equity Fund	Balanced Fund	Rainier Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Mark Broughton	D.	F.	N/A	N/A	N/A	N/A	N/A
Stacie Cowell	C.	E.	N/A	N/A	N/A	N/A	N/A
Mark Dawson	N/A	N/A	G.	A.	N/A	N/A	N/A
Andrea Durbin	D.	E.	N/A	N/A	N/A	N/A	N/A
Michael Emery	N/A	N/A	A.	A.	N/A	N/A	N/A
James Hentges	N/A	N/A	N/A	A.	C.	E.	N/A
James Margard	G.	G.	G.	E.	N/A	N/A	N/A
Matthew Kennedy	N/A	N/A	N/A	A.	A.	E.	N/A
Henrik Strabo	N/A	N/A	N/A	N/A	N/A	N/A	F.

Compensation

All portfolio managers receive a fixed base salary and certain portfolio managers may receive a fixed bonus. Portfolio managers who are owners of Rainier may receive distributions based on their relative ownership of Rainier. Certain portfolio managers who are not owners of Rainier may receive profit-sharing payments based on Rainier’s overall performance.

Rainier has instituted a performance-based bonus program, which may provide for portfolio managers who are owners of Rainier to receive an annual bonus based on: (1) how each of the strategies the portfolio manager manages performs during the applicable year on a pre-tax basis in comparison to the performance of the applicable benchmark index (on a gross of fees basis) and peer group; (2) the portfolio manager’s overall contribution to the portfolio management team as determined by the Board of Directors of Rainier, based on the recommendation of Rainier’s Compensation Committee with input from the Chief Investment Officer and other members of the portfolio management team; and (3) the more general performance of Rainier. Portfolio managers who are not owners of Rainier also may have performance bonus components to their compensation, depending on the circumstances. In these cases, the bonus would be determined based on generally similar criteria to those applicable owners.

Material Conflicts of Interest

The compensation paid to Rainier for managing the Funds is based on a percentage of assets under management. Portfolio managers benefit from Rainier’s revenues and profitability and may receive bonuses to recognize performance. However, the Portfolio managers’ compensation is not based directly on fee revenue earned by Rainier on particular accounts in a way that would be expected to create a material conflict of interest in favoring particular accounts over other accounts. Rainier has adopted policies intended to address potential conflicts of interest related to aggregating and filling orders for portfolio securities and other portfolio management-related activities.

Independent Registered Public Accounting Firm and Legal Counsel

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, is the independent registered public accounting firm for the Funds.

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, serves as legal counsel to the Independent Trustees and the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Best Execution: Rainier has the duty to seek to obtain “best execution” on each portfolio transaction for a client (including a Fund). Rainier will allocate brokerage transactions to those brokers, dealers and markets, and at such prices and such commission rates, as in the good faith judgment of Rainier is expected to be in the best interest of its clients. In making these allocations, Rainier will take into consideration not only the available securities prices and rates of brokerage commission, but also other relevant factors such as, without limitation: execution capabilities and research; the size of the transaction; the difficulty of execution; the operational facilities of the broker involved; the risk in positioning a block of securities; the quality of the overall brokerage and research services provided by the broker or dealer; and the value of ongoing relationships with those brokers and dealers. Rainier need not demonstrate that such factors are of a direct benefit to a particular client.

Rainier has established a Best Execution Committee to oversee the trading practices of the firm. The Committee is charged with approving brokers, rating brokers and determining broker budgets. Portfolio Managers and Traders are active members of the Best Execution Committee. They meet at least semi-annually to oversee the trading practices of the firm, discuss broker selection, trading venues, commissions, budgets and other issues that are critical to the Committee’s oversight of best execution. The Best Execution Committee has appointed a sub-committee to review best execution of fixed-income trades.

Soft Dollar Practices: Subject to meeting its fiduciary responsibility to seek best execution, Rainier may obtain research products or services that fall within the “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934, and as has been interpreted through regulatory guidance issued by the Securities and Exchange Commission, in connection with its portfolio brokerage.

The commissions paid must be reasonable in relation to the value of the brokerage or research products or services provided. The Best Execution and Soft Dollar Committees will make these determinations. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it is exercises investment discretion. In making a good faith determination, Rainier may consider not only the benefit derived by the account paying the commission, but also the benefits derived by other accounts.

If a product or service has both a research or brokerage use and non-research or non-brokerage use (also known as “mixed-use”), an allocation must be made between the research and the brokerage use and the non-research or non-brokerage functions, with the portion allocable to research or brokerage being paid with commission dollars, and the non-research or non-brokerage portion being paid by Rainier. An allocation of the cost of the product or service will be made according to its use (i.e., the component that provides assistance to Rainier in the investment decision-making process vs. the component that relates to the non-research or non-brokerage services).

Rainier will use its judgment to make a reasonable allocation for the portion of an item to pay with soft dollars and the portion to pay with hard dollars if Rainier determines that a research or brokerage product has a mixed use. In making an allocation, Rainier will consider users of the product or service and usage, including relative importance, cost of the uses, frequency of use, and available substitutes. Rainier will document such decisions through the Soft Dollar Committee.

Aggregated Orders: As part of its effort to obtain best execution, Rainier may, according to its procedures, aggregate orders (a practice generally known as block trading or bunching) unless restricted by client direction, type of account or other account restrictions. Other common factors to be considered when deciding upon the inclusion of a particular account in a block order include investment strategy, account objectives, account restrictions, cash balances, relevant policies, order instructions and order size.

When recommending or effecting a transaction in a particular investment for more than one client, Rainier will allocate such recommendations or transactions among clients for whom such recommendation is effected on such basis as Rainier deems equitable over time. Allocations of a specific investment may not be recommended for every account and transactions in a specific investment may not be processed at the same time or price for all accounts. All accounts that participate in a block transaction will receive an allocation to achieve a targeted security weighting, or other objective target such as cash level.

Generally, each account that participates in a block trade that is filled at several different prices through multiple trades executed in a single day will receive the average price per share for all trades executed on that day. Additionally, each account participating in a block trade will pay a pro rata portion of the commissions (subject to minimum ticket charges) for multiple trades of the same security executed in a single day.

Other: Depending on Rainier’s view of market conditions, a Fund may or may not purchase debt securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

The Funds do not effect securities transactions through broker-dealers in accordance with any formula, nor do they effect securities transactions through such broker-dealers for selling shares of the Funds or providing other potential marketing benefits to the Funds. However, the Funds and Rainier may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Funds.

The Funds paid the following brokerage commissions for the three fiscal years ended March 31:

	2014		2013	2012
Large Cap Equity Fund	$562,261		$756,499	$1,389,270
Mid Cap Equity Fund	$1,605,784		$1,521,692	$1,806,851
Small/Mid Cap Equity Fund	$4,165,494		$4,880,017	$6,610,340
Intermediate Fixed Income Fund	$0		$0	$0
Balanced Fund	$16,449		$22,249	$50,201
High Yield Fund	$550		$3,500	$3,820
International Discovery Fund	$82,316	*	$44,172	$7,948

*	The higher level of brokerage commissions is due in significant part to the growth in the Fund’s net assets.

Of the broker commissions paid above for the fiscal year ended March 31, 2014, the following was paid to brokers who furnished third-party research services:

	2014	Dollar Value of Transaction
Large Cap Equity Fund	$159,777	$260,513,351
Mid Cap Equity Fund	$511,881	$768,483,447
Small/Mid Cap Equity Fund	$1,316,119	$1,606,708,098
Balanced Fund	$4,842	$7,878,931
High Yield Fund	$288	$141,502
International Discovery Fund	$0	$0

For the fiscal year ended March 31, 2014, the Funds listed below owned securities of their regular broker-dealers:

Large Cap Equity Fund

Broker-dealer	Amount
Morgan Stanley & Co.	$17,458,317
Citigroup, Inc.	$17,005,053
JP Morgan Chase & Co.	$16,051,906

Balanced Fund

Broker-dealer	Amount
Citigroup, Inc.	$1,025,404
Morgan Stanley & Co.	$824,797
JP Morgan Chase & Co.	$525,445
Royal Bank of Canada	$397,826
Bank of America Corp.	$260,240

Intermediate Fixed Income Fund

Broker-dealer	Amount
Bank of America Corp.	$2,183,749
Citigroup, Inc.	$2,477,334
Morgan Stanley & Co.	$2,140,498
Royal Bank of Canada	$3,575,465

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of Rainier, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Fund securities for the fiscal year by (2) the monthly average of the value of Fund securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” Each Fund’s rate of turnover for the fiscal years ended March 31, 2014 and March 31, 2013 was as follows:

	2014	2013
Large Cap Equity Fund	81.53%	84.93%
Mid Cap Equity Fund	149.80%	131.10%
Small/Mid Cap Equity Fund	139.65%	121.29%
Balanced Fund	88.71%	67.14%
Intermediate Fixed Income Fund	136.10%*	30.63%
High Yield Fund	28.71%	32.74%
International Discovery Fund	80.14%	78.16%

*	The Intermediate Fixed Income Fund has experienced higher portfolio turnover due to more active trading of Treasury securities.

NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of a Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to Rainier pursuant to a Security Valuation Policy that the Board has adopted. On a case-by-case basis, Rainier’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from Rainier’s Pricing Committee. The Board will approve, monitor and review the valuation decisions made by Rainier.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

Under the Trust’s Policy:

•	All equity securities that are traded on national securities exchanges are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and the ask prices will be used.

•	All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and the ask price will be used.

•	Securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, however, market-maker prices are used since they are the most representative of the daily trading activity. Market-maker prices are usually the mean between the bid and the ask quotes. Certain markets are not closed at the time that the Funds price portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes, or the last sale price when appropriate.

•	Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded. Rights and warrants not traded on a particular date are valued at the mean between the bid and ask quotes or based on an intrinsic value when appropriate.

•	Debt securities held by the Funds shall be valued at their mean as provided by the pricing vendor which uses various valuation methodologies such as evaluated pricing (also known as matrix pricing) and other analytical pricing models as well as market transactions and dealer quotations. Evaluated pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.

•	Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

•	Participatory Notes will typically use evaluated prices provided by IDC. An evaluated price will take into consideration factors such as currency rates, dividends and underlying security prices in determining the price of the participatory note.

In the event market quotations are not readily available for any security or assets held in the Rainier Funds, USBFS will notify the Adviser and fair value will be determined as set forth in the Funds’ Security Valuation Policy.

Prices of foreign equity securities dominated in foreign currency shall be converted into US-dollar equivalents using the NYSE closing foreign exchange rate.

The third-party pricing vendor may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security.

On a case-by-case basis, the Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of a security that does not have a readily available or reliable market price.

The Funds have selected IDC to provide fair value pricing data with respect to security holdings in the International Discovery Fund on a daily basis and fixed income holdings in the Balanced, Fixed Income and High Yield Funds on certain bond market holidays. The use of IDC is designed to capture events occurring after a foreign exchange closes that may affect the value of securities traded on those foreign exchanges and capture events that occur on bond market holidays that may affect the value of fixed income securities. In consultation with the Adviser, the Funds have established procedures for oversight of this valuation process, which may be modified from time to time at the Adviser’s discretion, when in the best interest of the Funds. Rainier’s Board of Trustees will be regularly updated on the effectiveness of this process.

The net asset value per share of each share class of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets attributable to the share class which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the share class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The net asset value of the Funds’ shares will fluctuate and is determined as of the close of trading on the NYSE, normally, 4:00 p.m. (Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of a Fund from the Transfer Agent or from certain broker-dealers and other financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders, including through intermediaries with whom the Funds have sales arrangements, are normally effected at the next-determined net asset public offering price after receipt of the order by the Funds or such agent, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Funds are not open for business) will be purchased at the next-determined offering price for the shares.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rainier or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for Rainier’s employees, clients or their affiliates, for advisers or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust. Therefore, a deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders does not constitute receipt by the Transfer Agent or the Trust. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Shares

Redemption requests, including through intermediaries with whom the Funds have sales arrangements, are normally effected at the next-determined net asset value after receipt of the request by the Funds or such agent, less any applicable CDSC, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Funds are not open for business) will be redeemed at the next-determined net asset value, less any applicable CDSC.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the request in proper form, with the appropriate documentation as stated in the Funds’ Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment: (a) when trading on the NYSE is restricted as determined by the SEC; (b) when the NYSE is closed for other than weekends and holidays; (c) when an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (d) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling shares directly to the Fund

When selling shares of the Fund, you must send a signed letter of instruction to the Transfer Agent. In order to receive that day’s pricing, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s pricing. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of proceeds

Each Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment for the purchase price of your shares. As indicated above, the Trust is entitled to make payment up to seven days after receipt by the Transfer Agent of the redemption request in proper form. In addition, under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only in accordance with applicable law and interpretations.

Telephone redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, each Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies to/from the bank account specified in the shareholder’s latest account application or as otherwise properly specified to the Fund in writing. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Trust nor any Fund or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Redemptions-in-kind

Subject to compliance with applicable regulations, the Funds have reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in-kind of readily marketable Fund securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Sales Charges (Loads) – (for International Discovery Fund only)

How sales charges are determined

Class A Shares have a sales charge (load) assessed when you invest unless you qualify for a reduction or waiver. If you purchase Class A Shares of the International Discovery Fund, you will pay an offering price equal to the net asset value per share next determined after your order is received plus a sales charge of up to 5.75% of the offering price, depending on the amount of your investment. A contingent deferred sales charge of 1.00% applies to redemptions of shares within one year purchased without the imposition of an initial sales charge, where the Fund paid a commission in connection with the purchase. The sales charge does not apply to shares purchased with reinvested dividends and distributions.

The breakpoint schedule for the front-end sales charge and information about how to qualify for certain reductions and waivers of sales charges are included in the Prospectus. More information about means of qualifying for reductions or waivers of sales charges follows.

Aggregating accounts. Investments you and your family (as defined in the Prospectus) make may qualify for aggregation rights, if all parties are purchasing shares for their own accounts and/or the following types of accounts:

•	Individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes;

•	SEP plans and SIMPLE IRA plans established by an employer adopting any plan document other than a prototype plan produced by Rainier Funds;

•	Business accounts solely controlled by you or your family (for example, you own the entire business);

•	Trust accounts established by you or your family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Transfer Agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•	Endowments or foundations established and controlled by you or your family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	For a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	Made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	For a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•	For nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•	For participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	For a SEP or SIMPLE IRA plan established by an employer adopting a prototype plan produced by Rainier Funds.

Aggregation of participant IRA accounts under a SEP or SIMPLE IRA plan depend on the plan agreement selected by the plan sponsor. When a plan sponsor signs a Rainier Funds prototype agreement, all plan contributions are required to come to Rainier Funds. When a sponsor selects another prototype of an IRA Model Agreement, some of the contributions may come to Rainier Funds, but the participants are not required to establish an account with Rainier Funds. As a result, accounts will be aggregated as follows:

•	Using the Rainier Funds prototype SEP or SIMPLE IRA plan agreement will cause the participant account values to be aggregated for reduced sales charges on Class A Shares. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participants’ accounts will not be linked with personal accounts.

•	When the plan sponsor does not use a Rainier Funds prototype agreement for the plan, the participants’ accounts will be linked to any other personal accounts they may have with Rainier Funds. This may be advantageous for participants already invested in Rainier Funds or those who plan to establish personal accounts in the future.

Accounts ineligible for aggregation. Accounts of shareholders affiliated with each other by virtue of being in an association may not be aggregated. In addition, many intermediaries hold your fund shares in “street name” or “nominee” accounts. The Trust and other intermediaries have limited or no access to beneficial ownership information maintained this way, for this purpose. Therefore, it may not be possible to aggregate these accounts in certain cases. Check with your financial adviser to determine if this applies to an account.

Concurrent purchases. Combining the simultaneous purchases (including, upon shareholder request, purchases for gifts) of two or more Rainier Funds of any share class is one form of aggregation. This applies to all direct fund purchases into multiple accounts that you or your family hold. For example, if you simultaneously invested $25,000 in Class A Shares of the Fund and $25,000 in Original Shares of the Rainier Intermediate Fixed Income Fund, you could purchase the Class A Shares at the $50,000 sales charge of 4.50%.

Right of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Rainier Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to the transfer agent’s and your intermediary’s capabilities, your accumulated holdings may be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Rainier Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value at or market value, and the entity will use the methodology (cost value or market value) that its systems are designed to accommodate.

Statement of intention. By signing a Statement of Intent you can reduce your Class A sales charge. Your purchases will be made at the applicable sales charge based on the amount you promise to invest in Class A Shares over a 13-month period. The Statement will apply to all purchases of the Fund’s Class A Shares during the period. You can aggregate your accounts as well as the accounts of your family members for purposes of the Statement. You may not include purchases made in which sales charges are reduced pursuant to the right of reinvestment or which are otherwise made on a load-waived basis, and you may not include the value of shares attributed to the appreciation of your holdings or pursuant to reinvestment of dividends and capital gains.

•	Capital appreciation and reinvested dividends/capital gains do not apply toward these combined purchases.

•	If you are not able to invest the amount intended by the end of the period, you must pay the applicable sales charge for the amount invested or sell enough shares to do so.

•	The Statement period starts on the date on which your first purchase of Class Shares is processed. Rainier Fund shares purchased by you or your family up to 90 days before the date you sign the Statement of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after the date of the signature.

•	You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

•	The Statement will be considered completed if you die within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before your death.

•	When you elect to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in your account out of the initial purchase (or subsequent purchases, if necessary). All dividends and any capital gain distributions on shares held in escrow will be credited to your account in shares (or paid in cash, if requested). If you do not complete the intended investment within the Statement period, you may be required to remit the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to your account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, you may be liable to the Fund’s distributor for the balance still outstanding.

Special statement of intention rules may apply if you invest by payroll deduction. Contact your financial adviser or contact the Transfer Agent to establish a statement of intention.

Right of reinvestment (reinstatement). You may invest redemption proceeds, dividend payments or capital gain distributions into Fund shares without a sales charge, provided the reinvestment occurs within 90 days after the date of the transaction.

•	The reinvestment must occur within 90 days after the date of the sale

•	The money must be reinvested in the same account (or a new account with the same registration if that account has been closed)

•	The account must have the same owner

If a CDSC was assessed as part of the redemption, it will be re-credited to the account upon reinvestment.

Gift of shares. If you wish to buy shares as a gift, upon request, the current value of your holdings may be included when determining the sales charge you will pay. You must send a letter of instruction identifying your accounts along with the new account application or Gift of Shares to an Individual form.

Loan repayments. Repayments on loans taken from a retirement plan are not subject to sales charges if you provide adequate notification of the repayment.

Dealer commissions and compensation. Dealer commissions are payable as set forth in the prospectus. Commissions of 1.00% are paid to dealers who initiate and are responsible for certain Class A Shares purchases not subject to initial sales charges.

Underwriter concession. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sale charge retained by the Distributor (also known as the “underwriter concession”). In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record. The Distributor may use a significant portion of the underwriter concessions it retains to (i) offset the compensation owed to the Distributor for its services, and/or (ii) pay for marketing expenses that are approved by the Fund or its delegate. This may include waiver of the underwriter concessions.

CDSC waivers

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund or its designee of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after such time will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon your attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Prospectus.

TAXATION

The Funds are each taxed as a separate entity under the Internal Revenue Code (the “Code”), that has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds will not be subject to federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders. Distributions from a Fund generally will constitute taxable income to shareholders subject to U.S. federal and state taxation. A failure of a Fund to comply with the applicable provisions of the Code may subject a Fund to federal income tax on taxable income (including realized capital gains), substantially reducing any investment return that otherwise would be enjoyed on the Fund’s shares.

As of March 31, 2014, the following Fund deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

Small/Mid Cap Equity
Capital Loss Carryovers	$0
Post-October Losses	$0
Late Year Ordinary Losses	$2,541,465

In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (2) at the close of each quarter of each Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities of two or more issuers controlled by the Fund that are engaged in the same, similar or related business, or the securities of one or more qualified publicly traded partnerships.

A nondeductible 4% excise tax will be imposed on the excess, if any, of a Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Any dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Dividends paid by the Funds may qualify in part for the dividends received deduction for corporations.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends that qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to “qualified dividends.”

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends) as described below, and (ii) any net gain from the sale, redemption, or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and amounts withheld may be credited to a shareholder’s overall tax liability if proper documentation is provided to the Internal Revenue Service. The Trust reserves the right to refuse to open a Fund account for any person failing to provide a certified taxpayer identification number.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s long term capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established a Proxy Policy, which explain the Trust’s general voting procedures and considerations when voting proxies. The Trust has delegated its proxy voting responsibility to Rainier, subject to the supervision of the Board of Trustees.

Rainier accordingly votes the proxies of the Funds’ portfolio securities.

Rainier analyzes each proxy on a case-by-case basis, informed by the guidelines summarized below, subject to the requirement that all votes be cast solely in the long-term interest of its clients, including the Funds. Rainier does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Rainier revises its guidelines as events warrant.

The oversight of Rainier’s Proxy Policy is administered by Rainier’s Proxy Committee. The Chairman and Proxy Committee members are named by Rainier’s Board of Directors and generally made up of equity portfolio managers and any other employee the Board deems appropriate. The Proxy Committee meets as often as necessary to meet its obligations under this Policy, but no less frequently than once each calendar year.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps ensure that Rainier votes in the best interest of its clients, and it helps insulate the voting decisions from any potential conflicts of interest. Subject to Proxy Committee procedures, the Investment may override ISS vote recommendations on a case-by-case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines;

•	Issues that ISS itself considers on a case-by-case basis;

•	Other business as the Proxy Committee deems appropriate.

As noted above, Rainier relies on the recommendations of ISS. Rainier retains ultimate responsibility for the votes, and has the ability to override ISS vote recommendations. Rainier will only do so, however, if it believes that a different vote is in the best interests of its clients.

To the extent Rainier desires to override ISS vote recommendations for the reasons noted above, Rainier will consider whether the proxy voting decision poses a material conflict between its interest and that of the relevant clients. If Rainier determines that a proxy proposal raises a material conflict between Rainier’s interest and clients’ interests, Rainier will resolve such a conflict in the manner described below, in its discretion:

(i)	Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, and document Rainier’s reasons for overriding ISS and voting in accordance with the recommendation of the other third party;

(ii)	Rainier may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii)	Rainier may, at its discretion, disclose the conflict to each affected client and vote as directed by the client, if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv)	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decisions from the conflict;

(v)	Rainier may abstain from voting on the proposal, if (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy is extraordinary and exceeds the expected benefit to the affected client as a whole, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client(s); or

(vi)	Rainier may implement any other procedures that results in a decision that is demonstrably based on the clients’ best interests and not the product of the conflict.

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•	the shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Rainier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

•	language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

•	the lack of “proxy voting service” or the imposition of voting fees may limit Rainier’s ability to lodge votes in such countries.

There may be times when refraining from voting proxy is in the clients’ best interests, such as when Rainier determines that the cost of voting the proxy exceeds the expected benefit to the client.

More Information

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will first become available after August 31 of each year, and at such time the information will be available without charge. A copy of the Trust’s Proxy Policy which includes the proxy voting guidelines is available upon request by calling toll-free 800-248-6314, or by accessing Rainier’s website at www.rainierfunds.com or by accessing the SEC’s website at www.sec.gov. If a hard copy of the Policy and guidelines is requested, the Adviser will send a copy within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

RECORDKEEPING AND SIMILAR PAYMENTS

The Funds enter into agreements with certain broker-dealers and other financial intermediaries (“Financial Intermediaries”) pursuant to which the Funds pay the Financial Intermediaries for services such as recordkeeping, networking or sub-transfer agency in amounts determined by the Board of Trustees of the Trust to be reasonable. Payments for such services in excess of such approved amounts may be paid by Rainier as marketing and support payments, as described in the next section. Currently, the Board of Trustees has approved payments by the Funds of up to 18 basis points annually of net assets or $20 per position, depending on the circumstances. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, any distribution or shareholder services fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

Financial Intermediaries who received recordkeeping, sub-transfer agency or networking payments from the Funds during the calendar year ended December 31, 2013 are listed in the table below:

Firm

Assetmark Trust Company

BlackRock Advisors, LLC

Cetera Financial Specialists LLC

Charles Schwab & Co., Inc.

Edward D. Jones & Co.

Financial Data Services, Inc.

GWFS Equities, Inc.

Horace Mann Life Insurance Co.

ICMA-RC Services, LLC

ING

JPMorgan Retirement Plan Services

Lincoln National Life Insurance Co.

LPL Financial Corp.

Mass Mutual Life Insurance Company

Mercer Trust Company

Merrill Lynch, Pierce, Fenner & Smith

Mid Atlantic Capital Corp.

MSCS Financial Services, LLC

National Financial Services

NYLIFE Distributors LLC

Pershing LLC

Principal Life Insurance Company

Firm

Prudential Retirement Services

Raymond James & Associates, Inc.

RBC Capital Markets Corp.

Reliance Trust Co.

Stifel Nicolaus & Co., Inc.

T. Rowe Price Investment Services

T. Rowe Price Retirement Plan Services

TD Ameritrade, Inc.

TD Ameritrade Trust Co.

The Vanguard Group

UBS Financial Services, Inc.

Vanguard Marketing Corp.

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Retirement & Institutional Services Co.

Xerox HR Solutions, LLC

MARKETING AND SUPPORT PAYMENTS

Rainier, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to Financial Intermediaries). Such support payments are in addition to distribution or service fees payable under Rule 12b-1, record keeping/networking/sub-transfer agency fees payable by the Funds to certain Financial Intermediaries for performing such services, and any other compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority. For example, Rainier may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a portfolio offering list such as inclusion of the Funds on preferred or recommended sales lists, “mutual fund supermarket” platforms and other formal sales programs; granting access to the Financial Intermediaries’ sales force, conferences, events, and meetings; assistance in training and educating the Financial Intermediary’s personnel; and participation in cooperative advertising.

Support payments paid by Rainier generally are based on the net assets of the Funds serviced and maintained by the Financial Intermediary, typically range from 0 – 0.15% of assets and may include minimum required payments. Payments by Rainier for recordkeeping, sub-transfer agency and networking that are in excess of those payable by the Funds will have varying structures, generally based on a dollars per account or basis point methodology. The fee structure and amounts are subject to change at the discretion of Rainier. The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

Financial Intermediaries who received payments from Rainier during the calendar year ended December 31, 2013 are listed in the table below:

Firm

BlackRock Advisors, LLC

Charles Schwab & Co., Inc.

LPL Financial Corp.

Wells Fargo Advisors, LLC

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares. The Board of Trustees has created eight series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds, generally on the basis of the relative net assets of each Fund.

The Trust may also create different classes of shares. Currently, the Trust offers three classes of shares, its Original class of shares, an Institutional class of shares and Class A shares. The Original Shares of the Small/Mid Cap Equity, Large Cap Equity, Balanced and Intermediate Income Funds commenced on May 10, 1994. On May 2, 2002, the Trust began issuing the Institutional Shares for the Small/Mid Cap Equity, Large Cap Equity and Balanced Funds. On December 27, 2005, the Trust began issuing Original and Institutional Shares of the Mid Cap Equity Fund. On March 31, 2009, the Trust began issuing Institutional Shares of the High Yield Fund. On March 28, 2012, the Trust began issuing Institutional Shares of the International Discovery Fund. On July 31, 2012, the Trust began issuing Original Shares of the High Yield Fund. On November 30, 2012, the Trust began issuing Class A Shares of the International Discovery Fund. On March 10, 2014, the Trust began issuing Institutional Shares of the Large Cap Growth Equity Fund, which is not included in this SAI. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Funds’ progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Boards of the Trust, Rainier and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Rainier’s Code prohibits personnel of Rainier from purchasing securities (as defined by the SEC) in their individual accounts. The Distributor’s Code permits, subject to certain conditions, personnel of the Distributor to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, U.S. Bank N.A., is responsible for holding the Funds’ assets. U.S. Bancorp Fund Services, LLC acts as the Trust’s transfer agent and fund accountant. Deloitte & Touche LLP has been selected as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Trust’s Annual Report to shareholders for the fiscal year ended March 31, 2014 which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” A copy of the Trust’s Annual Report can be obtained at no charge by calling 1-800-248-6314, writing the Trust, from Rainier’s website at www.rainierfunds.com, or by visiting the website of the Securities and Exchange Commission at www.sec.gov.

APPENDIX

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.: Credit Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group: Credit Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually short-term financial obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—superior ability to repay; Prime 2—strong ability to repay; Prime 3—acceptable ability to repay.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative capacity to meet financial commitments. The designation A-1 indicates a strong capacity to meet financial commitments. A “+” designation is applied to those issues rated “A-1” which possess capacity to meet financial commitments that are extremely strong. Capacity to meet financial commitments on issues with the designation “A-2” is satisfactory. Issues carrying the designation “A-3” have an adequate capacity to meet financial commitments. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.